EXHIBIT 4.c







                                AMENDMENT NO. 2
                         dated as of November 30, 1995


                                 amending the


              $750,000,000 AMENDED AND RESTATED CREDIT AGREEMENT
                           dated as of May 18, 1994


                                     among


                               MASCO CORPORATION


                            THE BANKS PARTY THERETO


                                      and


                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                   as Agent

                                AMENDMENT NO. 2



         AMENDMENT NO. 2 dated as of November 30, 1995 to the Amended and Restated Credit Agreement dated as of May 18, 1994, as heretofore amended (the "Agreement") among MASCO CORPORATION, the BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

         WHEREAS the Borrower is selling its home furnishings group and, in connection with such sale, expects to take a charge in an amount not exceeding $650,000,000 in the fourth quarter of 1995;

         WHEREAS the Borrower desires to add such charge back to Consolidated Net Income for the purpose of determining the amount available for payment of dividends and acquisitions of the Borrower's equity securities under Section
5.03 of the Agreement; and

         WHEREAS such sale may constitute a Restricted Transfer (as such term is currently defined in the Agreement) because a part of the consideration for such sale will consist of options to acquire an equity ownership interest in the buyer and, accordingly, the Borrower wishes to amend the definition of Restricted Transfer in Section 5.07(b) of the Agreement to exclude such sale;

         NOW, THEREFORE, the Borrower and the undersigned Banks agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof, "hereunder", "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Limitation on Dividends and Acquisitions of Borrower's Equity Securities. The following proviso is added at the end of the first sentence of Section 5.03 of the Agreement:

   ; provided further that the charge in an amount not exceeding $650,000,000 taken by the Borrower in the fourth quarter of 1995 in connection with the sale of its home furnishings group will be added back to Consolidated Net Income for purposes of clause (y) of this sentence.

         SECTION 3. Definition of Restricted Transfer. The following proviso is added at the end of the last sentence of Section 5.07(b) of the Agreement:

   ; provided that the sale of the Borrower's home furnishings group to a new company formed by Morgan Stanley Capital Partners shall not constitute a Restricted Transfer so long as the Borrower and its Subsidiaries do not receive or subsequently acquire, directly or indirectly, (x) more than 20% of the equity ownership interests in the buyer or (y) any right to receive payments which are specifically contingent in amount or duration upon the earnings of the buyer or any portion of the buyer's business.

         SECTION 4. Effectiveness of This Amendment. This Amendment shall become effective on the date when the Agent shall have received counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any such party as to which an executed counterpart shall not have been received, the Agent shall have received in form satisfactory to it a facsimile or other written confirmation that such party has executed a counterpart hereof).

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       The Borrower:

                                       MASCO CORPORATION


                                       By  /s/ Robert B. Rosowski
                                          Title: Vice President -
                                                  Controller


                                       The Banks:

                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By  /s/ Timothy S. Broadbent
                                          Title: Vice President


                                       COMERICA BANK


                                       By  /s/ J.R. Grossett
                                          Title: Vice President


                                       NBD BANK


                                       By  /s/ Richard H. Huttenlocher
                                          Title: Vice President


                                       BANK OF AMERICA NT&SA


                                       By  /s/ Steven K. Ahrenholz
                                          Title: Vice President


                                       BANK OF AMERICA ILLINOIS


                                       By  /s/ Steven K. Ahrenholz
                                          Title: Vice President
                                       3

                                       NATIONSBANK OF TEXAS, N.A.


                                       By  /s/ Wallace W. Harris
                                          Title: Vice President


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By   /s/ Susan L. Comstock
                                          Title: Vice President


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By  /s/ John F. Broeren
                                          Title: Assistant Vice President


                                       THE BANK OF NOVA SCOTIA


                                       By  /s/ F.C.H. Ashby
                                          Title: Senior Manager
                                                 Loan Operations


                                       ROYAL BANK OF CANADA


                                       By  /s/ Patrick K. Shields
                                          Title: Manager
                                                 Corporate Banking


                                       THE BANK OF NEW YORK


                                       By  /s/ Douglas A. Ober
                                          Title: Vice President

                                       COMMERZBANK AKTIENGESELLSCHAFT
                                         GRAND CAYMAN BRANCH


                                       By  /s/ William J. Binder
                                          Title: Assistant Vice President

                                       By  /s/ Dr. Helmut Tollner
                                          Title: Executive Vice President


                                       WACHOVIA BANK OF GEORGIA, N.A.


                                       By  /s/ Terry L. Akins
                                          Title: Senior Vice President


                                       CHEMICAL BANK


                                       By  /s/ Rosemary Bradley
                                          Title: Vice President


                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                         CHICAGO BRANCH


                                       By  /s/ Takeshi Hemmi
                                          Title: Vice President


                                       DEUTSCHE BANK AG CHICAGO BRANCH
                                         AND/OR CAYMAN ISLANDS BRANCH


                                      By

                                         Title:

                                      By

                                         Title:

                                       DRESDNER BANK AG CHICAGO AND
                                         GRAND CAYMAN BRANCHES


                                       By  /s/ Haig C. Garabedian
                                          Title: Vice President

                                       By  /s/ William J. Murray
                                          Title: Vice President


                                       ISTITUTO BANCARIO SAN PAOLO
                                         DI TORINO, S.p.A.

                                       By  /s/ William J. DeAngelo
                                          Title: First Vice President

                                       By /s/ Ettore Viazzo
                                          Title: Vice President


                                       THE MITSUBISHI BANK, LIMITED


                                       By  /s/ Noboru Kobayashi
                                          Title: Joint General Manager


                                       THE SANWA BANK LIMITED


                                       By  /s/ Richard H. Ault
                                          Title: Vice President


                                      SOCIETY NATIONAL BANK


                                      By  /s/ Michael J. Jackson
                                         Title: Vice President


                                      THE SUMITOMO BANK, LIMITED


                                      By  /s/ Hiroyuki Iwami
                                         Title: Joint General Manager

                                AMENDMENT NO. 3
                         dated as of January 31, 1996


                                 amending the


              $750,000,000 AMENDED AND RESTATED CREDIT AGREEMENT
                           dated as of May 18, 1994


                                     among


                               MASCO CORPORATION


                            THE BANKS PARTY THERETO


                                      and


                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                   as Agent

                                AMENDMENT NO. 3



          AMENDMENT NO. 3 dated as of January 31, 1996 to the Amended and Restated Credit Agreement dated as of May 18, 1994, as heretofore amended (the "Agreement") among MASCO CORPORATION, the BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

          WHEREAS the Borrower proposes to sell its home furnishings group and, in connection with such proposed sale, is taking a charge in the fourth quarter of 1995; and

          WHEREAS the Borrower desires to add such charge back to Consolidated Tangible Net Worth and Consolidated Net Income for purposes of calculations under Section 5.02 of the Agreement;

          NOW, THEREFORE, the Borrower and the undersigned Banks agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof, "hereunder", "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Minimum Consolidated Tangible Net Worth. Section 5.02 of the Agreement is amended by adding the following new sentence at the end of said Section:

     In addition, the following adjustments shall be made (solely for purposes of calculations under this Section) in connection with the charge taken by the Borrower in the fourth Fiscal Quarter of 1995 relating to the proposed sale of its home furnishings group (the "Home Furnishings Charge"):

                                                      (x)  at all times after
          the Home Furnishings Charge is taken, Consolidated Tangible Net Worth shall be increased by adding back (A) the amount by which Consolidated Tangible Net Worth was reduced by such charge or (B) $400,000,000, whichever is less; and

                                                      (y)  for purposes of
          clause (i) of this Section, Consolidated Net Income for the fourth Fiscal Quarter of 1995 shall be calculated before giving effect to the Home Furnishings Charge.

          SECTION 3. Effectiveness of This Amendment. This Amendment shall become effective on the date when the Agent shall have received counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any such party as to which an executed counterpart shall not have been received, the Agent shall have received in form satisfactory to it a facsimile or other written confirmation that such party has executed a counterpart hereof).

          SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       The Borrower:

                                       MASCO CORPORATION


                                       By  /s/ Robert B. Rosowski
                                          Title: Vice President -
                                                   Controller


                                       The Banks:

                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By  /s/ Timothy S. Broadbent
                                          Title: Vice President


                                       COMERICA BANK


                                       By  /s/ J.R. Grossett
                                          Title: Vice President

                                       NBD BANK


                                       By  Richard H. Huttenlocher
                                          Title: Vice President


                                       BANK OF AMERICA NT&SA


                                       By  /s/ Steven K. Ahrenholz
                                          Title: Vice President


                                       BANK OF AMERICA ILLINOIS


                                       By  /s/ Steven K. Ahrenholz
                                          Title: Vice President


                                       NATIONSBANK OF TEXAS, N.A.


                                       By  /s/ Wallace W. Harris
                                          Title: Vice President


                                       THE FIRST NATIONAL BANK OF
                                         CHICAGO


                                       By   /s/ Thomas J. Connolly
                                          Title: Vice President


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By  /s/ Peter F. Stack
                                          Title: Commercial Banking
                                                   Officer

                                       THE BANK OF NOVA SCOTIA


                                       By  /s/ F.C.H. Ashby
                                          Title: Senior Manager
                                                 Loan Operations


                                       ROYAL BANK OF CANADA


                                       By  /s/ Patrick K. Shields
                                          Title: Manager
                                                 Corporate Banking


                                       THE BANK OF NEW YORK


                                       By  /s/ Douglas A. Ober
                                          Title: Vice President


                                       COMMERZBANK AKTIENGESELLSCHAFT
                                         GRAND CAYMAN BRANCH


                                       By  /s/ William J. Binder
                                          Title: Assistant Vice President

                                       By  /s/ Dr. Helmut Tollner
                                          Title: Executive Vice President


                                       WACHOVIA BANK OF GEORGIA, N.A.


                                       By  /s/ Terry L. Akins
                                          Title: Senior Vice President


                                       CHEMICAL BANK


                                       By  /s/ Rosemary Bradley
                                          Title: Vice President

                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                         CHICAGO BRANCH


                                       By  /s/ Takeshi Hemmi
                                          Title: Vice President


                                       DEUTSCHE BANK AG CHICAGO BRANCH
                                         AND/OR CAYMAN ISLANDS BRANCH


                                       By

                                          Title:

                                       By

                                          Title:


                                       DRESDNER BANK AG CHICAGO AND
                                         GRAND CAYMAN BRANCHES


                                       By  /s/ E. Ronald Holder
                                          Title: Senior Vice President

                                       By  /s/ William J. Murray
                                          Title: Vice President


                                       ISTITUTO BANCARIO SAN PAOLO
                                         DI TORINO, S.p.A.


                                       By  /s/ William J. DeAngelo
                                          Title: First Vice President

                                       By /s/ Ettore Viazzo
                                          Title: Vice President


                                       THE MITSUBISHI BANK, LIMITED


                                       By  /s/ Noboru Kobayashi
                                          Title: Joint General Manager

                                       THE SANWA BANK LIMITED


                                       By  /s/ Richard H. Ault
                                          Title: Vice President


                                       SOCIETY NATIONAL BANK


                                       By  /s/ Richard A. Pohle
                                          Title: Vice President


                                       THE SUMITOMO BANK, LIMITED


                                       By  /s/ Hiroyuki Iwami
                                          Title: Joint General Manager